                        MONEY POINT DIAMOND CORPORATION &
                        MONEY POINT LAND HOLDING COMPANY
                 COMBINED (UNAUDITED) COMPARATIVE BALANCE SHEETS



                                               SEPTEMBER 30, 1997  SEPTEMBER 30, 1996
                                               ------------------  ------------------
CURRENT ASSETS:

     Cash                                        $             99    $           (85)
     Accounts receivable,
          less allowance for doubtful accounts              2,442              1,356

     Inventories                                            4,128              7,315
     Prepaid expenses and other                               129                180
                                                --------------------------------------
          Total Current Assets                              6,798              8,766
                                                --------------------------------------
PROPERTY, PLANT AND EQUIPMENT, NET                          3,036              2,585
                                                --------------------------------------
TOTAL ASSETS                                     $          9,834    $        11,351
                                                --------------------------------------
                                                --------------------------------------


                        MONEY POINT DIAMOND CORPORATION &
                        MONEY POINT LAND HOLDING COMPANY
                COMBINED (UNAUDITED) COMPARATIVE BALANCE SHEETS

                                               SEPTEMBER 30, 1997  SEPTEMBER 30, 1996
                                               ------------------  ------------------

CURRENT LIABILITIES:

     Current maturities of long-term debt        $          1,598    $         3,250
     Accounts payable                                         147              1,160
     Other current liabilities                                467                383
                                                --------------------------------------

          Total  Current Liabilities                        2,212              4,793
                                                --------------------------------------

LONG-TERM DEBT:

     Long-term debt, less current maturities                2,868              3,340
                                                --------------------------------------

          Total Liabilities                                 5,080              8,133
                                                --------------------------------------

STOCKHOLDERS' EQUITY:

     Common Stock                                               1                  1
     Additional paid-in capital                             8,250              5,450
     Accumulated deficit                                   (3,497)             (2,233)
                                                --------------------------------------

          Total Stockholders' Equity                        4,754              3,218
                                                --------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY       $          9,834    $        11,351
                                                --------------------------------------
                                                --------------------------------------


                       MONEY POINT DIAMOND CORPORATION &
                       MONEY POINT LAND HOLDING COMPANY
              COMBINED (UNAUDITED) COMPARATIVE INCOME STATEMENTS

                                                          NINE MONTHS ENDED
                                               SEPTEMBER 30, 1997  SEPTEMBER 30, 1996
                                               ---------------------------------------

Net sales                                        $         19,431    $        20,995
Cost of sales and operating expenses                       16,345             19,970
                                                --------------------------------------

Gross profit (loss)                                         3,086              1,025
Selling, general and administrative expenses                1,334              1,329
                                                --------------------------------------

Operating income (loss)                                     1,752               (304)
                                                --------------------------------------
Other income (expense):
     Interest expense                                        (477)              (394)
     Miscellaneous                                            289                 81
                                                --------------------------------------

     Total other income (expense)                            (188)              (313)
                                                --------------------------------------
Earnings (loss) before income tax benefit
 (expense)                                                  1,564               (617)
Income tax benefit                                            -                   -
                                                --------------------------------------

Net earnings (loss)                                        $1,564              ($617)
                                                --------------------------------------
                                                --------------------------------------


                         MONEY POINT DIAMOND CORPORATION &
                          MONEY POINT LAND HOLDING COMPANY
                    COMBINED (UNAUDITED) COMPARATIVE CASH FLOWS

                                                                             NINE MONTHS ENDED
                                                                    SEPTEMBER 30, 1997  SEPTEMBER 30, 1996
                                                                    --------------------------------------

OPERATING ACTIVITIES:

     Net Earnings (loss)
                                                                    $            1,564  $             (617)
     Adjustments to reconcile net earnings (loss)
     to net cash provided by (used in) operating activities:

                Depreciation and amortization                                      472                 199
     Changes in Assets and Liabilities:
                Accounts receivable                                             (1,086)                831
                Inventories                                                      3,187              (1,984)
                Prepaid expenses and                                                51                 168
                Accounts payable                                                (1,013)                222
                Current liabilities, excluding debt                                 84                (403)
                                                                    --------------------------------------
Net Cash provided by (used in) Operating Activities
                                                                                 3,259              (1,584)
                                                                    --------------------------------------

 INVESTING ACTIVITIES:
     Capital expenditures, net                                                    (923)               (547)
     Other assets                                                                   -                    1
                                                                    --------------------------------------
Net Cash provided by (used in) Investing Activities                               (923)               (546)
                                                                    --------------------------------------
FINANCING ACTIVITIES:
     Net Proceeds from financing                                                (2,124)                993
     Partner distributions                                                         (28)             (2,316)
Net Cash Provided by Financing Activities                                       (2,152)             (1,323)
                                                                    --------------------------------------
                Increase (decrease) in Cash                                        184              (3,453)
                CASH, beginning of period                                          (85)              3,368
                                                                    --------------------------------------
                CASH, end of period                                 $               99  $              (85)
                                                                    --------------------------------------
                                                                    --------------------------------------


MONEY POINT LAND HOLDING CORPORATION AND MONEY POINT DIAMOND CORPORATION NOTES TO THE FINANCIAL STATMENTS


GENERAL INFORMATION:

I. The Financial Statements included herein have been prepared by the Company without audit.


II. Inventories as of September 30, 1997, and September 30, 1996, consisted of the following:



                                               SEPTEMBER 30, 1997  SEPTEMBER 30, 1996
                                               ------------------  ------------------
     Raw materials                                 $    412           $     731
     Finished goods                                   3,716               6,584
                                                      -----               -----
          Total                                $      4,128         $     7,315
                                               ------------         -----------
                                               ------------         -----------


Combined Financial Statements
Years Ended December 31,
1996 and 1995












                               MONEY POINT LAND
                             HOLDING CORPORATION
                                      AND
                             MONEY POINT DIAMOND
                                 CORPORATION

                         REPORT OF INDEPENDENT AUDITORS


The Directors and Stockholders
Money Point Land Holding Corporation and
Money Point Diamond Corporation
Chesapeake, Virginia


           We have audited the accompanying combined balance sheets of Money Point Land Holding Corporation and Money Point Diamond Corporation as of December 31, 1996 and 1995, and the related combined statements of operations, retained earnings (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Companys' management. Our responsibility is to express an opinion on these financial statements based on our audits.

           We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

           In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Money Point Land Holding Corporation and Money Point Diamond Corporation, as of December 31, 1996 and 1995, and the combined results of operations and cash flows for the years then ended, in conformity with generally accepted accounting principles.


/s/ Goodman & Company, L.L.P.

One Commercial Place
Norfolk, Virginia
April 16, 1997

MONEY POINT LAND HOLDING CORPORATION AND
MONEY POINT DIAMOND CORPORATION

COMBINED BALANCE SHEETS




December 31, 1996 and 1995
--------------------------------------------------------------------------------

                                          Money Point     Money Point
       ASSETS                            Land Holding       Diamond                         Combined        Combined
                                          Corporation     Corporation     Eliminations        1996            1995
                                         --------------  --------------  --------------  -------------- ----------------

Current assets
    Cash and cash on hand                $       3,583   $     455,002   $           0   $     458,585  $       135,721
    Accounts receivable - trade                      0       3,227,114               0       3,227,114        1,836,593
    Notes receivable                               577          94,099               0          94,676           96,471
    Bid deposits                                     0          62,826               0          62,826          108,668
    Inventory                                        0       4,835,152               0       4,835,152        6,316,102
    Prepaid expenses                                 0          11,485               0          11,485           32,230
    Other current assets                         1,395               0               0           1,395           14,815
                                         -------------------------------------------------------------------------------
         Total current assets                    5,555       8,685,678               0       8,691,233        8,540,600
                                         -------------------------------------------------------------------------------

Property and equipment, at cost
    Land and land improvements               1,064,734               0               0       1,064,734          992,318
    Buildings and improvements                 335,413          15,156               0         350,569          405,705
    Machinery and equipment                  7,268,980          15,403               0       7,284,383        6,358,952
    Furniture and fixtures                      81,294               0               0          81,294           81,294
                                         -------------------------------------------------------------------------------
                                             8,750,421          30,559               0       8,780,980        7,838,269
    Less - accumulated depreciation          5,731,350          23,516               0       5,754,866        5,210,832
                                         -------------------------------------------------------------------------------
                                             3,019,071           7,043               0       3,026,114        2,627,437
                                         -------------------------------------------------------------------------------

Other assets
    Due from Money Point Diamond
       Corporation                           3,305,586               0      (3,305,586)                               0
                                         -------------------------------------------------------------------------------

                                         $   6,330,212   $   8,692,721   $  (3,305,586)  $  11,717,347  $    11,168,037
                                         -------------------------------------------------------------------------------

    LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
    Bank overdraft                       $           0   $           0   $           0   $           0  $        95,907
    Accounts payable                                 0         755,650               0         755,650        1,256,935
    Accrued expenses                            21,932         162,460               0         184,392          281,999
    Note payable                                     0       3,006,022               0       3,006,022          152,042
    Notes payable - stockholders                     0         834,144               0         834,144          190,572
    Note payable - related party                     0         300,000               0         300,000                0
    Current portion of long-term debt        1,052,352               0               0       1,052,352          954,127
                                         -------------------------------------------------------------------------------
         Total current liabilities           1,074,284       5,058,276               0       6,132,560        2,931,582
                                         -------------------------------------------------------------------------------

Non-current liabilities
    Long-term debt                           2,352,178               0               0       2,352,178        2,408,387
    Due to Money Point Land
         Holding Corporation                         0       3,305,586      (3,305,586)              0                0
                                         -------------------------------------------------------------------------------
         Total non-current liabilities       2,352,178       3,305,586      (3,305,586)      2,352,178        2,408,387
                                         -------------------------------------------------------------------------------

Stockholders' equity
    Common stock - $1 par value;
         1,000 shares authorized,
         577 shares outstanding                    577               0               0             577              577
    Common stock - $1 par value;
         1,000 shares authorized,
         577 shares outstanding                      0             577               0             577              577
    Additional paid-in capital                       0       8,250,000               0       8,250,000        5,450,000
    Retained earnings (deficit)              2,903,173      (7,921,718)              0      (5,018,545)         376,914
                                         -------------------------------------------------------------------------------
         Total stockholders' equity          2,903,750         328,859               0       3,232,609        5,828,068
                                         -------------------------------------------------------------------------------

                                         $   6,330,212   $   8,692,721   $  (3,305,586)  $  11,717,347  $    11,168,037
                                         -------------------------------------------------------------------------------





            The accompanying notes are an integral part of these
                            financial statements.

MONEY POINT LAND HOLDING CORPORATION AND
MONEY POINT DIAMOND CORPORATION

COMBINED STATEMENTS OF RETAINED EARNINGS (DEFICIT)

Years Ended December 31, 1996 and 1995
--------------------------------------------------------------------------------

                                          Money Point     Money Point
                                         Land Holding       Diamond                        Combined        Combined
                                          Corporation     Corporation    Eliminations        1996            1995
                                         --------------  --------------  --------------  -------------- ----------------

Balance - beginning of year              $   5,514,064   $  (5,137,150)  $           0   $     376,914  $      (194,158)

Net income (loss)                            2,317,680      (2,784,568)              0        (466,888)       2,595,029

Distributions to stockholders               (4,928,571)              0               0      (4,928,571)      (2,023,957)
                                         -------------------------------------------------------------------------------

Balance - end of year                    $   2,903,173   $  (7,921,718)  $           0   $  (5,018,545) $       376,914
                                         -------------------------------------------------------------------------------




            The accompanying notes are an integral part of these
                            financial statements.

MONEY POINT LAND HOLDING CORPORATION AND
MONEY POINT DIAMOND CORPORATION

COMBINED STATEMENTS OF OPERATIONS



Years Ended December 31, 1996 and 1995
--------------------------------------------------------------------------------

                                          Money Point     Money Point
                                         Land Holding       Diamond                        Combined        Combined
                                          Corporation     Corporation    Eliminations        1996            1995
                                         --------------  --------------  --------------  -------------- ----------------

Gross sales                              $           0   $  28,852,141   $           0   $  28,852,141  $    32,636,832
Rental income                                3,415,230               0      (3,415,230)              0                0
Less - sales allowances                              0        (378,733)              0        (378,733)        (291,727)
                                         -------------------------------------------------------------------------------

Net sales                                    3,415,230      28,473,408      (3,415,230)     28,473,408       32,345,105

Cost of sales  (see schedules)                       0      29,187,260      (3,415,230)     25,772,030       26,588,239
                                         -------------------------------------------------------------------------------

Gross income (loss)                          3,415,230        (713,852)              0       2,701,378        5,756,866

Operating expenses   (see schedule)          1,107,962       1,706,885               0       2,814,847        3,343,703
                                         -------------------------------------------------------------------------------

Operating income (loss)                      2,307,268      (2,420,737)              0        (113,469)       2,413,163

Other income (expense)
    Interest                                         0          16,694               0          16,694           13,816
    Miscellaneous income                             0          15,976               0          15,976           36,139
    Gain on sale of property and equipment      10,412               0               0          10,412          131,911
    Site clean-up                                    0        (396,501)              0        (396,501)               0
                                         -------------------------------------------------------------------------------

Net income (loss)                        $   2,317,680   $  (2,784,568)  $           0   $    (466,888) $     2,595,029
                                         -------------------------------------------------------------------------------





            The accompanying notes are an integral part of these
                            financial statements.

MONEY POINT LAND HOLDING CORPORATION AND
MONEY POINT DIAMOND CORPORATION

COMBINED SCHEDULES OF COSTS OF SALES



Years Ended December 31, 1996 and 1995
--------------------------------------------------------------------------------

                                          Money Point     Money Point
                                         Land Holding       Diamond                        Combined        Combined
                                          Corporation     Corporation    Eliminations        1996            1995
                                         --------------  --------------  --------------  -------------- ----------------

Material                                 $           0   $  21,277,286   $           0   $  21,277,286  $    22,297,941
Rent                                                 0       3,446,313      (3,415,230)         31,083                0
Labor
    Direct                                           0         821,949               0         821,949          948,598
    Indirect                                         0         590,659               0         590,659          500,447
Repairs and maintenance                              0         783,768               0         783,768          948,080
Waste removal                                        0         523,535               0         523,535          472,790
Contract Labor                                       0         355,059               0         355,059           39,820
Fuels                                                0         283,292               0         283,292          220,052
Insurance                                            0         279,311               0         279,311          241,400
Freight                                              0         232,112               0         232,112          223,379
Utilities                                            0         183,711               0         183,711          196,256
Supplies                                             0         178,091               0         178,091          242,426
Payroll taxes                                        0         129,576               0         129,576          107,659
Compensated absences                                 0          36,523               0          36,523           32,212
Security                                             0          33,651               0          33,651           32,610
Miscellaneous                                        0          32,107               0          32,107           84,253
Depreciation                                         0             317               0             317              316
                                         -------------------------------------------------------------------------------
                                         $           0   $  29,187,260   $  (3,415,230)  $  25,772,030  $    26,588,239
                                         -------------------------------------------------------------------------------





            The accompanying notes are an integral part of these
                            financial statements.

MONEY POINT LAND HOLDING CORPORATION AND
MONEY POINT DIAMOND CORPORATION

COMBINED SCHEDULES OF OPERATING EXPENSES



Years Ended December 31, 1996 and 1995
--------------------------------------------------------------------------------

                                          Money Point     Money Point
                                         Land Holding       Diamond                        Combined        Combined
                                          Corporation     Corporation    Eliminations        1996            1995
                                         --------------  --------------  --------------  -------------- ----------------

Depreciation and amortization            $     587,488   $           0   $           0   $     587,488  $       513,691
Interest expense                               248,612         227,957               0         476,569          393,913
Administrative salaries                         40,000         368,599               0         408,599          566,605
Professional services                           19,482         243,484               0         262,966          298,745
Rent expense                                   208,359               0               0         208,359          194,983
Insurance                                            0         179,994               0         179,994          238,980
Sales salaries and commissions                       0         174,634               0         174,634          188,365
Taxes and licenses                               3,460         109,632               0         113,092          120,066
Compensated absences                                 0          80,123               0          80,123           74,779
Employee benefits                                    0          62,156               0          62,156           21,352
Payroll taxes                                        0          49,843               0          49,843           63,337
Advertising                                          0          40,919               0          40,919           40,254
Utilities                                            0          28,536               0          28,536           32,983
Office                                               0          25,159               0          25,159           25,678
Miscellaneous                                      561          24,232               0          24,793           23,889
Contributions                                        0          24,110               0          24,110           42,835
Travel                                               0          20,432               0          20,432           14,819
Security                                             0          17,000               0          17,000           16,387
Auto expense                                         0          14,650               0          14,650           12,845
Repairs and maintenance                              0           8,236               0           8,236           43,005
Dues and subscriptions                               0           7,009               0           7,009            3,091
Bad debts - net of recoveries                        0             180               0             180           29,251
Foreign sales corporation commission                 0               0               0               0          300,000
Environmental settlement expense                     0               0               0               0           83,850
                                         -------------------------------------------------------------------------------

                                         $   1,107,962   $   1,706,885   $           0   $   2,814,847  $     3,343,703
                                         -------------------------------------------------------------------------------





            The accompanying notes are an integral part of these
                            financial statements.

MONEY POINT LAND HOLDING CORPORATION AND
MONEY POINT DIAMOND CORPORATION

COMBINED STATEMENTS OF CASH FLOWS


Years Ended December 31, 1996 and 1995
------------------------------------------------------------------------------------------------------------------------
                                          Money Point     Money Point
                                         Land Holding       Diamond                        Combined        Combined
                                          Corporation     Corporation    Eliminations        1996            1995
                                         --------------  --------------  --------------  -------------- ----------------

Cash flows from operating activities
    Net income (loss)                      $ 2,317,680     $(2,784,568)  $           0     $  (466,888)     $ 2,595,029
    Adjustments to reconcile to
       net cash provided
       (used) by operating activities:
       Depreciation and amortization           587,488             317               0         587,805          514,007
       Gain on sale of property
        and equipment                          (10,412)              0               0         (10,412)        (131,911)
       Changes in:
         Accounts receivable - trade                 0      (1,390,521)              0      (1,390,521)       1,524,806
         Notes receivable                            0           1,795               0           1,795          (38,215)
         Bid deposits                                0          45,842               0          45,842          150,616
         Inventory                                   0       1,480,950               0       1,480,950       (2,012,507)
         Prepaid expenses                            0          20,745               0          20,745           21,579
         Other current assets                   13,420               0               0          13,420          (13,650)
         Due from Money Point
          Diamond Corporation                1,720,351               0      (1,720,351)              0                0
         Accounts payable                            0        (501,285)              0        (501,285)         526,387
         Accrued expenses                      (23,432)        (71,174)              0         (94,606)         124,246
                                           -----------------------------------------------------------------------------
            Net cash provided (used) by
            operating activities             4,605,095      (3,197,899)     (1,720,351)       (313,155)       3,260,387
                                           -----------------------------------------------------------------------------

Cash flows from investing activities
    Purchase of property and equipment         (92,042)              0               0         (92,042)         (92,470)
    Proceeds from sale of property
       and equipment                            35,200               0               0          35,200          134,500
                                           -----------------------------------------------------------------------------
            Net cash provided (used) by
            Investing activities               (56,842)              0               0         (56,842)          42,030
                                           -----------------------------------------------------------------------------

Cash flows from financing activities
    Distributions to stockholders           (4,928,571)              0               0      (4,928,571)      (1,578,385)
    Additional paid-in capital
       from stockholders                             0       2,800,000               0       2,800,000          600,000
    Net decrease in due to Money Point Land
       Holding Corporation                           0      (1,720,351)      1,720,351               0                0
    Proceeds (payments) on short-term debt           0       1,601,693               0       1,601,693       (1,439,582)
    (Decrease) increase in notes payable
       stockholder                            (190,572)        834,144               0         643,572         (255,000)
    Proceeds from note payable
       related party                                 0         300,000               0         300,000                0
    Proceeds from long-term debt             1,310,000               0               0       1,310,000           34,305
    Payments on long-term debt                (833,196)       (104,730)              0        (937,926)        (806,900)
                                           -----------------------------------------------------------------------------
            Net cash provided (used) by
              Financing activities          (4,642,339)      3,710,756       1,720,351         788,768       (3,445,562)
                                           -----------------------------------------------------------------------------

Net increase (decrease) in cash               ( 94,086)        512,857               0         418,771         (143,145)

Cash at beginning of year                       97,669         (57,855)              0          39,814          182,959
                                           -----------------------------------------------------------------------------

Cash at end of year                        $     3,583     $   455,002   $           0     $   458,585      $    39,814
                                           -----------------------------------------------------------------------------

Cash at end of year is presented
    in the combined
    balance sheets as follows

    Cash and cash on hand                  $     3,583   $     455,002   $           0   $     458,585  $       135,721
    Bank overdraft                                   0               0               0               0          (95,907)
                                           -----------------------------------------------------------------------------

                                           $     3,583   $     455,002   $           0   $     458,585  $        39,814
                                           -----------------------------------------------------------------------------

Supplemental disclosure of
   cash flow information

    Cash paid during the year
       for interest                        $   258,436   $     198,532   $           0   $     456,968  $       372,229
                                           -----------------------------------------------------------------------------

Supplemental disclosure of non-cash investing and financing activities

    During 1996, Money Point Land Holding Corporation acquired property and equipment totalling $1,011,270 by paying $92,042 in cash and financing the remainder with long-term debt.

    During 1996, the Companies refinanced $1,249,286 of long-term debt and $3,001 of accrued interest with a short-term note payable.

    During 1995, Money Point Land Holding Corporation acquired property and equipment totalling $1,117,935 by paying $92,470 in cash and financing the remainder with long-term debt.

    During 1995, Money Point Land Holding Corporation made $2,023,957 in distributions to stockholders by paying $1,578,385 in cash and issuing a note payable for $445,572.

   The accompanying notes are an integral part of these financial statements.

MONEY POINT LAND HOLDING CORPORATION AND
MONEY POINT DIAMOND CORPORATION

NOTES TO COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 1996 AND 1995
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION AND BUSINESS

           Money Point Land Holding Corporation is a closely held Virginia corporation formed in 1985 and is engaged in the rental of property and equipment to Money Point Diamond Corporation.

           Money Point Diamond Corporation is a closely held Virginia corporation formed in 1985 and is engaged in the processing and recycling of scrap metals. It operates a facility in Chesapeake, Virginia which it leases from Money Point Land Holding Corporation.

           Combined financial statements are presented because the Companies have identical ownership and are mutually dependent. In addition, certain debt of the companies contain cross -collateralization terms and mutual guarantees as described in notes 5 and 7.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Basis of Combination

        Intercompany transactions have been eliminated.

        Credit Risk

        Financial instruments which potentially subject Money Point Diamond Corporation to concentration of credit risk as described in FASB Statement No. 105 consist principally of temporary cash investments and accounts receivable. At December 31, 1996, Money Point Diamond Corporation had cash on deposit in excess of the FDIC insured limit at a single high credit quality financial institution. With the exception of major customers (note 9), concentration of credit risk with respect to trade receivables is limited due to the large number of customers comprising Money Point Diamond's customer base, and their dispersion across many different industries.

        Estimates

        The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, and expenses and disclosure of contingent assets and liabilities for the reported periods. Actual results could differ from those estimates and assumptions.

        Bad Debts

        Money  Point  Diamond   Corporation   evaluates  each  of  its  accounts
receivable individually, and provides a charge to income which is appropriate, in the opinion of management, to absorb probable credit losses.

                         (Notes continued on next page)

        Inventory

        Materials inventory is valued at the lower of average cost or market value. The costs of labor and overhead are included in inventory consistent with the full absorption inventory method.

        Property and Equipment

        Property  and  equipment  are  depreciated  by  the   straight-line   or
accelerated methods over the following estimated lives:

                            Assets                                 Lives
                          ---------                              --------

               Land improvements                                    15   years
               Buildings and improvements                   5  to   39   years
               Machinery and equipment                      3  to    7   years
               Furniture and fixtures                       5  to    7   years

        Income Taxes

        No provision for income taxes has been made as the Companies have elected to be taxed as "S" corporations for income tax purposes and do not pay income taxes at the corporate level.

        Advertising

        Advertising costs are expensed as incurred by Money Point Diamond Corporation. Advertising costs for the years ended December 31, 1996 and 1995 were $40,919 and $40,254, respectively.

NOTE 3 - RELATED PARTY TRANSACTIONS

        At December 31, 1996 and 1995, Money Point Diamond Corporation owed Money Point Land Holding Corporation $3,305,586 and $5,653,581, respectively, which has been eliminated in combination. Rent of $3,415,230 and $3,881,413, representing the greater of 12% of the gross sales of Money Point Diamond Corporation or $50,000 monthly, was incurred in 1996 and 1995, respectively, and has also been eliminated in combination.

Accounts payable includes $16,799 and $170,240 due to a related party at December 31, 1996 and 1995, respectively.

        At December 31, 1996, Money Point Diamond Corporation owed a related party $300,000 on an uncollateralized short-term note payable with interest payable monthly at 9%, due September, 1997.

        Additional related party transactions are described in Notes 6 and 8.



                         (Notes continued on next page)

NOTE 4 - INVENTORY

Inventory consists of the following:


                        Money Point       Money Point
                        Land Holding        Diamond                         Combined             Combined
                        Corporation       Corporation      Eliminations       1996                 1995
                       -------------     -------------     ------------     --------             --------
Material              $     -            $ 3,573,478      $    -          $ 3,573,478          $ 4,902,386

Labor                       -                322,747           -          $   322,747              412,902

Overhead                    -                938,927           -          $   938,927            1,000,814
                      -------------    ---------------   ------------   ------------------   ---------------

                      $     -            $ 4,835,152      $    -          $ 4,835,152          $ 6,316,102
                      =============    ===============   ============   ==================   ===============

NOTE 5 - NOTE PAYABLE

         At December 31, 1996 and 1995, Money Point Diamond Corporation had drawn $3,006,022 and $152,042, respectively, on its $4,000,000 line of credit with Signet Bank. The line of credit is due on demand with interest payable monthly at prime plus one-half of one percent and is secured by all assets of the Money Point Diamond Corporation and a deed of trust on property and equipment owned by Money Point Land Holding Corporation.


                         (Notes continued on next page)

NOTE 6 - NOTES PAYABLE - STOCKHOLDERS

         Notes payable - stockholders consist of the following:

                            Money Point       Money Point
                            Land Holding        Diamond                         Combined          Combined
                            Corporation       Corporation      Eliminations       1996              1995
                           -------------      ------------     -------------     --------         --------
Notes payable to stock-
   holders, due
   November, 1997
   interest payable
   monthly at 9%.           $      -         $ 834,144         $    -          $ 834,144        $         -


Note payable to stock-
   holder, payable on
   demand, interest at
   8%.                             -              -                 -              -                190,572
                            ------------   ---------------   -------------   --------------   ---------------

                            $      -         $ 834,144         $    -          $ 834,144        $   190,572
                            ============   ===============   =============   ==============   ===============


NOTE 7 - LONG-TERM DEBT

Details of long-term debt are as follows:

                                        Money Point         Money Point
                                       Land Holding          Diamond                          Combined             Combined
                                       Corporation         Corporation      Eliminations        1996                 1995
                                       ------------        ------------     -------------     --------             --------

Notes payable to G.E. Capital
     Corporation, collateralized
     by equipment, guaranteed
     by the Company s
     stockholders and Money
     Point Diamond
     corporation, monthly
     payments totaling $89,257
     including interest adjusted
     monthly to the rate listed
     for one month
     commercial
     paper plus 2.78% to
     3.31%                              $ 3,177,605       $      -        $      -           $ 3,177,605        $ 1,674,601


Notes payable to Signet
     Bank, collateralized by a
     deed of trust and an
     assignment of rents and
     leases, guaranteed by the
     Company s' stockholders
     and Money Point
     Diamond Corporation,
     monthly payments of
     $4,167 plus interest at the
     30 day London Interbank
     offered rate plus 3.25%.               183,333              -               -               183,333            229,167


Note payable to First Virginia
     Bank, collateralized by a
     vehicle, monthly payments
     of $697 including interest
     at 7.50%, due June,2001.                31,874              -               -                31,874               -


Note payable to Toyota Motor
     Corporation, collateralized
     by a vehicle, monthly
     payments of $661
     including interest at
     1.976%, due June 1998.                  11,718              -               -                11,718               -

                         (Notes continued on next page)

                                      -11-

                                       Money Point        Money Point
                                      Land Holding          Diamond                            Combined             Combined
                                      Corporation         Corporation      Eliminations          1996                 1995
                                      ------------        ------------     -------------       --------             ----------

Promissory note to a former
     Stockholder as
     Consideration for
     Redemption of 375 shares
     Of common stock during
     1989, monthly installments
     of $20,629 from each
     corporation including
     interest at 9.93%.                      -                   -                -                 -                 1,458,756
                                      -------------       -------------     -------------      ------------        ------------
                                        3,404,530                -                -               3,404,530           3,362,514
Less-current portion                    1,052,352                -                -               1,052,352             954,127
                                      -------------       -------------     -------------      ------------        ------------
Non-current portion                   $ 2,352,178          $     -           $    -             $ 2,352,178         $ 2,408,387
                                      -------------       -------------     -------------      ------------        ------------
                                      -------------       -------------     -------------      ------------        ------------


NOTE 7 - LONG-TERM DEBT (Continued)


      Maturities of long-term debt are as follows:


                            Money Point       Money Point
                           Land Holding          Diamond
                           Corporation         Corporation          Combined
                           ------------       ------------         ----------


       1997                  $1,052,352         $     -            $1,052,352
       1998                     800,927               -               800,927
       1999                     796,875               -               796,875
       2000                     584,010               -               584,010
       2001                     117,349               -               117,349
       Thereafter                53,017               -                53,017
                            ------------       -------------       ------------
                             $3,404,530        $      -            $3,404,530
                            ------------       -------------       ------------
                            ------------       -------------       ------------

NOTE 8 - ADDITIONAL PAID-IN CAPITAL

During 1996 and 1995, Money Point Diamond Corporation received $2,800,000 and $600,000, respectively, in additional paid-in capital.

                          (Notes continued on next page)

NOTE 9 - MAJOR CUSTOMERS

        Revenues earned by Money Point Diamond Corporation from two major customers were approximately $15,200,000 and $13,140,000 representing 53% and 40% of total gross sales for the years ended December 31, 1996 and 1995, respectively. Of these amounts, $1,761,856 and $227,503 remained outstanding at December 31, 1996 and 1995, respectively, representing 55% and 12% of accounts receivable - trade.


NOTE 10 - CONTINGENCY AND RELATED ENVIRONMENTAL MATTERS

        Substantially all of the facilities of the Companies are subject to Federal and State provisions regulating the discharge of material into the environment. During 1996, Money Point Diamond Corporation incurred $396,501 in costs to clean-up the site where its operations are located, pursuant to Federal requirements. Management does not expect further compliance with these provisions to have any material effects on the capital expenditures, net income, financial condition or competitive position of the Companies in the near term.


                                     * * * * *

                MONEY POINT LAND HOLDING CORPORATION
                                  AND
                    MONEY POINT DIAMOND CORPORATION
                         CHESAPEAKE, VIRGINIA

                     COMBINED FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 1995 AND 1994

                         REPORT OF INDEPENDENT AUDITORS


The Directors and Stockholders
Money Point Land Holding Corporation and
Money Point Diamond Corporation
Chesapeake, Virginia


           We have audited the accompanying combined balance sheets of Money Point Land Holding Corporation and Money Point Diamond Corporation as of December 31, 1995 and 1994, and the related combined statements of operations, retained earnings (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Companys' management. Our responsibility is to express an opinion on these financial statements based on our audits.

           We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

           In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Money Point Land Holding Corporation and Money Point Diamond Corporation, as of December 31, 1995 and 1994, and the combined results of operations and cash flows for the years then ended, in conformity with generally accepted accounting principles.


/s/ Goodman & Company, L.L.P

One Commercial Place
Norfolk, Virginia
April 16, 1996

MONEY POINT LAND HOLDING CORPORATION AND
MONEY POINT DIAMOND CORPORATION

COMBINED BALANCE SHEETS



December 31, 1995 and 1994
--------------------------------------------------------------------------------------------------------------------------------

                                                 Money Point        Money Point
 ASSETS                                         Land Holding          Diamond                       Combined      Combined
                                                 Corporation        Corporation   Eliminations        1995          1994
                                               ----------------  --------------- -------------  -------------- -----------------
Current assets
    Cash and cash on hand                      $        97,669   $       38,052   $         0   $     135,721   $   218,057
    Accounts receivable - trade                              0        1,836,593             0       1,836,593     3,361,399
    Notes receivable                                       577           95,894             0          96,471        58,256
    Bid deposits                                             0          108,668             0         108,668       259,284
    Inventory                                                0        6,316,102             0       6,316,102     4,303,595
    Prepaid expenses                                         0           32,230             0          32,230        53,809
    Other current assets                                14,815                0             0          14,815         1,165
                                               -----------------------------------------------------------------------------
           Total current assets                        113,061        8,427,539             0       8,540,600     8,255,565
                                               -----------------------------------------------------------------------------

Property and equipment, at cost
    Land and land improvements                         992,318                0             0         992,318       992,318
    Buildings and improvements                         390,549           15,156             0         405,705       402,105
    Machinery and equipment                          6,343,549           15,403             0       6,358,952     5,421,044
    Furniture and fixtures                              81,294                0             0          81,294        66,105
                                               -----------------------------------------------------------------------------
                                                     7,807,710           30,559             0       7,838,269     6,881,572
    Less - accumulated depreciation                  5,187,633           23,199             0       5,210,832     4,856,711
                                               -----------------------------------------------------------------------------
                                                     2,620,077            7,360             0       2,627,437     2,024,861
                                               -----------------------------------------------------------------------------

Other assets
    Due from Money Point
         Diamond Corporation                         5,653,581                0     5,653,581               0             0
    Loan origination costs
        (net of accumulated
        amortization)                                        0                0             0               0         1,237
                                               -----------------------------------------------------------------------------

                                               $     8,386,719   $    8,434,899   $ 5,653,581   $  11,168,037   $10,281,663
                                               -----------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
    Bank overdraft                             $             0   $       95,907   $         0   $      95,907   $    35,098
    Accounts payable                                         0        1,256,935             0       1,256,935       730,548
    Accrued expenses                                    48,365          233,634             0         281,999       157,753
    Note payable                                             0          152,042             0         152,042     1,591,624
    Note payable - stockholder                         190,572                0             0         190,572             0
    Current portion of long-term debt                  770,804          183,323             0         954,127       806,984
                                               -----------------------------------------------------------------------------
           Total current liabilities                 1,009,741        1,921,841             0       2,931,582     3,322,007
                                               -----------------------------------------------------------------------------

Non-current liabilities
    Long-term debt                                   1,862,337          546,050             0       2,408,387     2,302,660
    Due to Money Point Land
         Holding Corporation                                 0        5,653,581     5,653,581               0             0
                                               -----------------------------------------------------------------------------
           Total non-current liabilities             1,862,337        6,199,631     5,653,581       2,408,387     2,302,660
                                               -----------------------------------------------------------------------------

Stockholders' equity
    Common stock - $1 par value;  1,000 shares
        authorized, 577 shares outstanding                 577                0             0             577           577
    Common stock - $1 par value;  1,000 shares
        authorized, 577 shares outstanding                   0              577             0             577           577
    Additional paid-in capital                               0        5,450,000             0       5,450,000     4,850,000
    Retained earnings (deficit)                      5,514,064       (5,137,150)            0         376,914      (194,158)
                                               -----------------------------------------------------------------------------
           Total stockholders' equity                5,514,641          313,427             0       5,828,068     4,656,996
                                               -----------------------------------------------------------------------------

                                               $     8,386,719   $    8,434,899   $ 5,653,581   $  11,168,037   $10,281,663
                                               -----------------------------------------------------------------------------


   The accompanying notes are an integral part of these financial statements.

MONEY POINT LAND HOLDING CORPORATION AND
MONEY POINT DIAMOND CORPORATION

COMBINED STATEMENTS OF RETAINED EARNINGS (DEFICIT)


Years Ended December 31, 1995 and 1994
------------------------------------------------------------------------------------------------------------------------------------

                                  Money Point        Money Point
                                 Land Holding          Diamond                               Combined            Combined
                                  Corporation        Corporation        Eliminations           1995                1994
                                ----------------  ------------------  -----------------  ------------------  -----------------


Balance - beginning of year     $     4,611,618   $  (4,805,776)       $      0          $    (194,158)       $  (438,840)


Net income (loss)                     2,926,403        (331,374)              0              2,595,029          2,944,682


Distributions to stockholders        (2,023,957)              0               0             (2,023,957)        (2,700,000)
                                ----------------------------------------------------------------------------------------------------


Balance - end of year           $     5,514,064   $  (5,137,150)       $      0          $     376,914        $  (194,158)
                                ----------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

MONEY POINT LAND HOLDING CORPORATION AND
MONEY POINT DIAMOND CORPORATION

COMBINED STATEMENTS OF OPERATIONS



Years Ended December 31, 1995 and 1994
----------------------------------------------------------------------------------------------------------------------------

                                            Money Point     Money Point
                                           Land Holding       Diamond                          Combined         Combined
                                            Corporation     Corporation     Eliminations         1995             1994
                                           --------------  ---------------  --------------  ----------------  --------------

Gross sales                                $           0   $   32,636,832   $           0   $    32,636,832   $  25,717,924
Rental income                                  3,881,413                0       3,881,413                 0               0
Less - sales allowances                                0         (291,727)              0          (291,727)       (193,497)
                                           ---------------------------------------------------------------------------------

Net sales                                      3,881,413       32,345,105       3,881,413        32,345,105      25,524,427

Cost of sales   (see schedules)                        0       30,469,652       3,881,413        26,588,239      19,854,896
                                           ---------------------------------------------------------------------------------

Gross income                                   3,881,413        1,875,453               0         5,756,866       5,669,531

Operating expenses    (see schedule)           1,087,452        2,256,251               0         3,343,703       2,707,171
                                           ---------------------------------------------------------------------------------

Operating income (loss)                        2,793,961         (380,798)              0         2,413,163       2,962,360

Other income (loss)
    Interest                                           0           13,816               0            13,816           1,383
    Miscellaneous                                    531           35,608               0            36,139           2,162
    Gain (loss) on sale of property
         and equipment                           131,911                0               0           131,911         (21,223)
                                           ---------------------------------------------------------------------------------

Net income (loss)                          $   2,926,403   $     (331,374)  $           0   $     2,595,029   $   2,944,682
                                           ---------------------------------------------------------------------------------











  The  accompanying  notes are an  integral  part of these financial statements.

MONEY POINT LAND HOLDING CORPORATION AND
MONEY POINT DIAMOND CORPORATION

COMBINED SCHEDULES OF COSTS OF SALES


Years Ended December 31, 1995 and 1994
---------------------------------------------------------------------------------------------------------------

                               Money Point     Money Point
                              Land Holding       Diamond                          Combined         Combined
                               Corporation     Corporation     Eliminations         1995             1994
                              --------------  ---------------  --------------  ----------------  --------------


Material                      $           0   $   22,297,941   $           0   $    22,297,941   $  16,224,915
Rent                                      0        3,881,413       3,881,413                 0               0
Labor
    Direct                                0          948,598               0           948,598         829,027
    Indirect                              0          500,447               0           500,447         406,156
Repairs and maintenance                   0          948,080               0           948,080         766,570
Waste removal                             0          472,790               0           472,790         407,279
Supplies                                  0          242,426               0           242,426         134,411
Insurance                                 0          241,400               0           241,400         312,124
Freight                                   0          223,379               0           223,379         174,878
Fuels                                     0          220,052               0           220,052         193,833
Utilities                                 0          196,256               0           196,256         176,154
Payroll taxes                             0          107,659               0           107,659          98,566
Miscellaneous                             0           84,253               0            84,253          66,012
Contract Labor                            0           39,820               0            39,820           1,970
Security                                  0           32,610               0            32,610          32,238
Compensated absences                      0           32,212               0            32,212          30,296
Depreciation                              0              316               0               316             467
                              ---------------------------------------------------------------------------------

                              $           0   $   30,469,652   $   3,881,413   $    26,588,239   $  19,854,896
                              ---------------------------------------------------------------------------------













  The  accompanying  notes are an  integral  part of these financial statements.

MONEY POINT LAND HOLDING CORPORATION AND
MONEY POINT DIAMOND CORPORATION

COMBINED SCHEDULES OF OPERATING EXPENSES


Years Ended December 31, 1995 and 1994
----------------------------------------------------------------------------------------------------------------------------

                                            Money Point     Money Point
                                           Land Holding       Diamond                          Combined         Combined
                                            Corporation     Corporation     Eliminations         1995             1994
                                           --------------  ---------------  --------------  ----------------  --------------

Administrative salaries                    $      80,000   $      486,605   $           0   $       566,605   $     503,665
Depreciation                                     512,454                0               0           512,454         470,134
Interest expense                                 212,549          181,364               0           393,913         451,756
Foreign sales corporation commission                   0          300,000               0           300,000         199,930
Professional services                             48,638          250,107               0           298,745         140,073
Insurance                                              0          238,980               0           238,980         207,362
Rent expense                                     194,983                0               0           194,983         144,736
Sales salaries and commissions                         0          188,365               0           188,365         154,984
Taxes and licenses                                 8,265          111,801               0           120,066          88,765
Environmental settlement expense                       0           83,850               0            83,850               0
Compensated absences                                   0           74,779               0            74,779          63,859
Payroll taxes                                          0           63,337               0            63,337          53,683
Repairs and maintenance                           29,326           13,679               0            43,005          32,404
Contributions                                          0           42,835               0            42,835           4,663
Advertising                                            0           40,254               0            40,254          39,687
Utilities                                              0           32,983               0            32,983          29,680
Bad debts - net of recoveries                          0           29,251               0            29,251               0
Office                                                 0           25,678               0            25,678          18,062
Miscellaneous                                          0           23,889               0            23,889          27,850
Employee benefits                                      0           21,352               0            21,352          29,095
Security                                               0           16,387               0            16,387          16,683
Travel                                                 0           14,819               0            14,819          12,569
Auto expense                                           0           12,845               0            12,845          11,346
Dues and subscriptions                                 0            3,091               0             3,091           4,835
Amortization                                       1,237                0               0             1,237           1,350
                                           ---------------------------------------------------------------------------------

                                           $   1,087,452   $    2,256,251   $           0   $     3,343,703   $   2,707,171
                                           ---------------------------------------------------------------------------------











 The  accompanying  notes are an  integral  part of these financial statements.

MONEY POINT LAND HOLDING CORPORATION AND
MONEY POINT DIAMOND CORPORATION

COMBINED STATEMENTS OF CASH FLOWS



Years Ended December 31, 1995 and 1994
------------------------------------------------------------------------------------------------------------------------------------

                                                Money Point    Money Point
                                               Land Holding      Diamond                               Combined            Combined
                                                Corporation    Corporation        Eliminations           1995                1994
                                              --------------  ------------------  -----------------  ------------------  -----------
Cash flows from operating activities
    Net income (loss)                         $ 2,926,403     $   (331,374)       $        0        $  2,595,029        $ 2,944,682
    Adjustments to reconcile to
         net cash provided
        (used) by operating activities:
        Depreciation and amortization             513,691              316                 0             514,007            471,951
        (Gain) loss on sale of property
         and equipment                           (131,911)               0                 0            (131,911)            21,223
        Changes in:
           Accounts receivable - trade                  0        1,524,806                 0           1,524,806           (868,446)
           Notes receivable                             0          (38,215)                0             (38,215)           (19,948)
           Bid deposits                                 0          150,616                 0             150,616           (200,790)
           Inventory                                    0       (2,012,507)                0          (2,012,507)        (2,009,543)
           Prepaid expenses                             0           21,579                 0              21,579             (4,213)
           Cash surrender value of
             life insurance                             0                0                 0                   0                238
           Other current assets                   (13,650)               0                               (13,650)                 0
           Due from Money Point
             Diamond Corporation                 (785,563)               0           785,563                   0                  0
           Accounts payable                             0          526,387                 0             526,387           (108,585)
           Accrued expenses                        21,684          102,562                 0             124,246           (285,889)
                                              --------------------------------------------------------------------------------------
              Net cash provided (used) by
                   operating activities         2,530,654          (55,830)          785,563           3,260,387            (59,320)
                                              --------------------------------------------------------------------------------------

Cash flows from investing activities
    Purchase of property and equipment            (92,470)               0                 0             (92,470)          (398,771)
    Proceeds from sale of property
         and equipment                            134,500                0                 0             134,500             27,500
                                              --------------------------------------------------------------------------------------
              Net cash provided (used) by
                  investing activities             42,030                0                 0              42,030           (371,271)
                                              --------------------------------------------------------------------------------------
Cash flows from financing activities
    Distributions to stockholders              (1,578,385)               0                 0          (1,578,385)        (2,700,000)
    Additional paid-in capital from
        stockholders                                    0          600,000                 0             600,000          2,700,000
    Net increase in due to Money Point Land
        Holding Corporation                             0          785,563          (785,563)                  0                  0
    Proceeds (payments) on short-term debt              0       (1,439,582)                           (1,439,582)         1,211,896
    (Decrease) increase in notes payable
       - stockholder                             (255,000)               0                 0            (255,000)          (240,238)
    Proceeds from long-term debt                   34,305                0                 0              34,305            693,669
    Payments on long-term debt                   (640,837)        (166,063)                0            (806,900)        (1,006,997)
                                              --------------------------------------------------------------------------------------
              Net cash provided (used) by
                   financing activities        (2,439,917)        (220,082)         (785,563)         (3,445,562)           658,330
                                              --------------------------------------------------------------------------------------

Net increase (decrease) in cash                   132,767         (275,912)                0            (143,145)           227,739

Cash at beginning of year                         (35,098)         218,057                 0             182,959            (44,780)
                                              --------------------------------------------------------------------------------------

Cash at end of year                           $    97,669     $    (57,855)       $        0        $     39,814        $   182,959
                                              --------------------------------------------------------------------------------------

Cash at end of year is presented
    in the combined
    balance sheets as follows

    Cash and cash on hand                     $    97,669     $     38,052        $        0        $    135,721        $   218,057
    Bank overdraft                                      0          (95,907)                0             (95,907)           (35,098)
                                              --------------------------------------------------------------------------------------

                                              $    97,669     $    (57,855)       $        0        $     39,814        $   182,959
                                              --------------------------------------------------------------------------------------

Supplemental disclosure of
       cash flow information

    Cash paid during the year for interest    $   190,865     $    181,364        $        0        $    372,229        $   481,292
                                              --------------------------------------------------------------------------------------



Supplemental disclosure of non-cash investing and financing activities

    During 1995, Money Point Land Holding Corporation acquired property and equipment totalling $1,117,935 by paying $92,470 in cash and financing the remainder with long-term debt.

    During 1995, Money Point Land Holding Corporation made $2,023,957 in distributions to stockholders by paying $1,578,385 in cash and issuing a note payable for $445,572.

    During 1994, Money Point Land Holding Corporation incurred $1,556,250 in long-term debt of which $862,581 was used to refinance existing long-term debt and $693,669 was received in cash.

 The  accompanying   notes  are  an integral part of these financial statements.

MONEY POINT LAND HOLDING CORPORATION AND
MONEY POINT DIAMOND CORPORATION

NOTES TO COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 1995 AND 1994
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION AND BUSINESS

             Money Point Land Holding Corporation is a closely held Virginia Corporation formed in 1985 and is engaged in the rental of property and equipment to Money Point Diamond Corporation.

             Money Point Diamond Corporation is a closely held Virginia corporation formed in 1985 and is engaged in the processing and recycling of scrap metals. It operates a facility in Chesapeake, Virginia which it leases from Money Point Land Holding Corporation.

             Combined financial statements are presented because the Companies have identical ownership and are mutually dependent. In addition, certain debt of the companies contain cross -collateralization terms and mutual guarantees as described in notes 5 and 7.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          Credit Risk

         Financial instruments which potentially subject Money Point Diamond Corporation to concentration of credit risk as described in FASB Statement No. 105 consist principally of accounts receivable. With the exception of major customers (note 9), concentration of credit risk with respect to trade receivables is limited due to the large number of customers comprising Money Point Diamond's customer base, and their dispersion across many different industries.

          Estimates

         The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, and expenses and disclosure of contingent assets and liabilities for the reported periods. Actual results could differ from those estimates and assumptions.

          Bad Debts

         Money  Point  Diamond  Corporation   evaluates  each  of  its  accounts
receivable individually, and provides a charge to income which is appropriate, in the opinion of management, to absorb probable credit losses.

          Inventory

         Materials   inventory  is  valued  at  the  lower  of  cost  (first-in, first-out) or market value. The costs of labor and overhead are included in inventory consistent with the full absorption inventory method.

                         (Notes continued on next page)
                                      - 8 -

          Property and Equipment

         Property  and  equipment  are  depreciated  by  the   straight-line  or
accelerated methods over the following estimated lives:

                          Assets                         Lives
                         --------                       -------

                 Land improvements                          15            years
                 Buildings and improvements             5   to 31.5       years
                 Machinery and equipment                3   to    7       years
                 Furniture and fixtures                 5   to    7       years

          Income Taxes

         No provision for income taxes has been made as the Companies have elected to be taxed as "S" corporations for income tax purposes and do not pay income taxes at the corporate level.

          Loan Origination Costs

         Loan origination costs are stated at cost, less amounts amortized to income by the straight-line method over the term of the related loan.

          Basis of Combination

         Intercompany transactions have been eliminated.


NOTE 3 - RELATED PARTY TRANSACTIONS

         At December 31, 1995 and 1994, Money Point Diamond Corporation owed Money Point Land Holding Corporation $5,653,581 and $4,868,018, respectively, which has been eliminated in combination. Rent of $3,881,413 and $3,062,931, representing the greater of 12% of the gross sales of Money Point Diamond Corporation or $50,000 monthly, was incurred in 1995 and 1994, respectively, and has also been eliminated in combination.

         Accounts payable includes $170,240 and $168,102 due to a related party at December 31, 1995 and 1994, respectively.

         Additional related party transactions are described in Note 6.









                         (Notes continued on next page)

NOTE 4 - INVENTORY

         Inventory consists of the following:


                       Money Point       Money Point
                      Land Holding         Diamond                               Combined       Combined
                       Corporation       Corporation        Elimination            1995           1994
                      -------------    --------------       -----------      --------------    ------------

      Material         $   -              $4,902,386          $   -             $ 4,902,386    $ 3,264,234
      Labor                -                 412,902              -                 412,902        305,325
      Overhead             -               1,000,814              -               1,000,814        734,036
                      -------------    --------------       -------------    --------------    ------------

                       $   -              $6,316,102          $   -             $ 6,316,102    $ 4,303,595
                      =============    ==============      ==============    ==============    ============

NOTE 5 - NOTE PAYABLE

         At December 31, 1995 and 1994, Money Point Diamond Corporation had drawn $152,042 and $1,591,624, respectively, on its $4,000,000 line of credit with Signet Bank. The line of credit is due on demand with interest payable monthly at prime plus one-half of one percent and is secured by all assets of the Money Point Diamond Corporation and a deed of trust on property and equipment owned by Money Point Land Holding Corporation.


NOTE 6 - NOTES PAYABLE - STOCKHOLDER

         Notes payable - stockholder consist of the following:


                               Money Point         Money Point
                               Land Holding         Diamond                           Combined       Combined
                                Corporation        Corporation     Eliminations         1995           1994
                               -------------      -------------    ------------     ------------    -----------

Note payable to stock-
holder,payable on
demand, interest at 8%
                               $ 190,572          $     -          $      -         $ 190,572       $    -
                               -------------      -------------    ------------     ------------    -----------
                               -------------      -------------    ------------     ------------    -----------







                         (Notes continued on next page)

NOTE 7 - LONG-TERM DEBT

       Details of long-term debt are as follows:

                               Money Point       Money Point
                              Land Holding      Diamond                         Combined        Combined
                              Corporation       Corporation      Eliminations   1995             1994
                             -------------      ------------     ------------  ----------       --------


Promissory note to a former
stockholder as consideration
for redemption of 375 shares
of common stock during
1989,  monthly installments
of $20,629 from each
corporation including
interest at 9.93%,
personally guaranteed by the
remaining stockholders, due
July, 1999.                   $    729,373     $    729,373       $      -     $  1,458,746    $   1,790,872



Note payable to G.E. Capital
Corporation,   collateralized
by equipment, guaranteed by the
Companys' stockholders and
Money Point Diamond
Corporation, monthly
payments of $27,564 including
interest adjusted  monthly to
the rate listed for  one   month
commercial paper plus 3.31%        578,846            -                  -            578,846         882,051


Note payable to G.E. Capital
Corporation, collateralized by
equipment, guaranteed by the
Companys' stockholders and
Money Point Diamond
Corporation, monthly
payments of $4,241 including
interest adjusted monthly to
the rate listed for one month
commercial paper plus 3.31%.       296,875            -                  -            296,875        343,527


                            (Notes continued on next page)

                               Money Point   Money Point
                               Land Holding  Diamond                          Combined       Combined
                               Corporation   Corporation     Eliminations       1995           1994
                               ------------  -----------     ------------     ---------      --------


Note  payable  to  G.E.
Capital    Corporation,
collateralized       by
equipment,
guaranteed    by    the
Companys'
stockholder         and
Money             Point
Diamond
Corporation,    monthly
payments    of   $4,820
including      interest
adjusted   monthly   to
the  rate   listed  for
one               month
commercial        paper
plus 2.78%.                     400,038         -                -           400,038            -


Note  payable  to  G.E.
Capital    Corporation,
collateralized       by
equipment,
guaranteed    by    the
Companys'
stockholders        and
Money             Point
Diamond
Corporation,    monthly
payments     of    $625
including      interest
adjusted   monthly   to
the  rate   listed  for
one               month
commercial        paper
plus 2.78%.                      29,363         -                -            29,363            -


Note  payable  to  G.E.
Capital    Corporation,
collateralized       by
equipment,
guaranteed    by    the
Companys'
stockholders        and
Money             Point
Diamond
Corporation,    monthly
payments    of   $7,540
including      interest
adjusted   monthly   to
the  rate   listed  for
one               month
commercial        paper
plus 2.78%.                     369,479         -                -           369,479            -






                                          (Notes continued on next page)


                        Money Point    Money Point
                        Land Holding   Diamond                     Combined        Combined
                        Corporation    Corporation  Eliminations   1995             1994
                       -------------   -----------  ------------  ----------     -----------


Note     payable     to
Signet            Bank,
collateralized   by   a
deed  of  trust  and an
assignment   of   rents
and             leases,
guaranteed    by    the
Companys'
stockholders        and
Money             Point
Diamond
Corporation,    monthly
payments    of   $4,167
plus   interest  at  30
day  London   Interbank
offered    rate    plus
3.25%.                        229,167         -            -           229,167          -


Note     payable     to
Signet            Bank,
collateralized   by   a
deed  of  trust  and an
assignment   of   rents
and             leases,
guaranteed    by    the
Companys'
stockholders        and
Money             Point
Diamond
Corporation,   monthly,
payments    of   $8,333
plus  interest at prime
plus .75%.                    -               -            -              -           93,194
                          ---------------  ------------  ---------  ------------ -------------
                            2,633,141        729,373       -         3,362,514      3,109,644
Less - current portion        770,804        183,323                   954,127        806,984
                          ---------------  ------------  ---------  ------------ -------------

Non-current portion       $    1,862,337   $ 546,050     $ -        $2,408,387  $   2,302,660
                          ---------------  ------------  ---------  ------------ -------------
                          ---------------  ------------  ---------  ------------ -------------





                          (Notes continued on next page)
                                     - 13 -

Maturities of long-term debt are as follows:


--------------------------------------------------------------------------------
                  Money Point             Money Point
                  Land Holding            Diamond
                  Corporation             Corporation              Combined
--------------------------------------------------------------------------------
1996           $     770,804           $     183,323          $     954,127
1997                 707,164                 202,376                909,540
1998                 480,120                 223,409                703,529
1999                 376,351                 120,265                496,616
2000                 145,437                 -                      145,437
Thereafter           153,265                 -                      153,265
               ---------------         -------------          ---------------
               $     2,633,141         $     729,373          $     3,362,514
               ---------------         -------------          ---------------
               ---------------         -------------          ---------------


NOTE 8 - ADDITIONAL PAID-IN CAPITAL

During 1995 and 1994, Money Point Diamond Corporation received $600,000 and $2,700,000, respectively, in additional paid-in capital.


NOTE 9 - MAJOR CUSTOMERS

        Revenues earned by Money Point Diamond Corporation from major customers were approximately $13,140,000 and $5,240,000 representing 40% and 20% of total gross sales for the years ended December 31, 1995 and 1994, respectively. Of these amounts, $227,503 and $1,990,905 remained outstanding at December 31, 1995 and 1994, respectively, representing 12% and 59% of accounts receivable - trade.



                                * * * * *